UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2019 (March 15, 2019)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of its annual compensation and performance review process, the Compensation Committee of the Board of Directors of WillScot Corporation (the “Company”) approved certain adjustments to the compensation arrangement of the Company’s President and Chief Executive Officer, Bradley L. Soultz. Effective March 15, 2019, his annual base salary was increased from $600,000 to $750,000, his target annual payout under the Company’s short-term incentive plan (“STIP”) was reduced from 133% to 120% of his base salary, and his target annual equity grant under the Company’s long-term incentive award plan (“LTIP”) was increased from $1,000,000 to $1,950,000. The Company will also cease to provide a monthly housing stipend to Mr. Soultz after March 2019.

Effective March 15, 2019, the Company made certain adjustments to the compensation arrangement of the Company’s Chief Financial Officer, Timothy D. Boswell. His annual base salary was increased from $375,000 to $425,000, his target annual payout under the STIP was increased from 60% to 71% of his base salary, and his target annual equity grant under the LTIP was increased from $300,000 to $500,000.

On March 18, 2019, the Company entered into an amended employment letter with the Company’s Chief Accounting Officer & Treasurer, Sally J. Shanks. Under the amended employment letter, her annual base salary was increased from $275,000 to $300,000, her target annual payout under the STIP was increased from 30% to 40% of her base salary, and her target annual equity payout under the LTIP was increased from 30% to 50% of her base salary. In addition, in exchange for modifying her offer letter to be consistent with the “double trigger” change-in-control vesting framework contemplated by the Company’s LTIP, Ms. Shanks will be entitled to receive $50,000 upon the conclusion of a transaction that constitutes a change in control of the Company. The foregoing description of the amended employment letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended employment letter, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
10.1	Amended Employment Letter with Sally J. Shanks

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

		By:	/s/ Bradley Bacon
Dated:	March 21, 2019		Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary